Provisions, income tax liabilities and other liabilities - Summary of Non Current Provisions and Other Non-current Liabilities (Details) - EUR (€) € in Millions	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
Provisions	€ 7,219	€ 7,353	€ 6,883	€ 7,198
Other non-current liabilities	317	288	323
Total	7,536	7,641	7,206
Non-current liabilities	€ 92	€ 10	€ 7